© 2024 Cleveland-Cliffs Inc. All Rights Reserved. CLEVELAND-CLIFFS INC. Investor Presentation October 8, 2024

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.2 This presentation has been prepared by Cleveland-Cliffs Inc. (the “Company,” “Cliffs,” “Cleveland-Cliffs,” “we,” or “us”) for the exclusive use of the party to whom the Company delivers this presentation. This presentation is the property of and contains the proprietary confidential in formation of the Company and is being made to you solely for your information and may not be reproduced, further distributed to any other person or published, in whole or in part, for any purpose. By participating in this presentation, you agree to be bound by these terms. This presentation is for information purposes only, and the Company does not make any representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. Acceptance of this presentation further constitutes your acknowledgement and agreement that none of the Company, the Company’s direct and indirect equity holders and their respective affiliates, directors, officers, employees, partners, members, controlling persons, agents or advisers (i) makes any express or implied representation or warranty as to the accuracy, reliability, reasonableness or completeness of the information contained herein and (ii) shall bear any responsibility or have any liability to the recipient or its representatives relating to or arising from the information contained herein or any omissions from such information, or any other written or oral communication transmitted to any interested party in the course of its evaluation of the Company or any potential transaction involving the Company. The Notes (as defined below) discussed herein have not been and will not be registered under the U.S. Securities Act of 1933 (as amended, the “Act”), or any state securities laws or the laws of any foreign jurisdiction. The Notes are being offered only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Act and to non U.S. persons outside the United States in reliance on Regulation S under the Act. Accordingly, this document is being provided only to persons that are reasonably believed to be “qualified institutional buyers,” as defined in Rule 144A under the Act, or that are non U.S. persons outside the United States. By accepting this presentation, you will be deemed to represent that you are either a qualified institutional buyer or a non U.S. person outside the United States. The Notes have not been approved or disapproved by the U.S. Securities and Exchange Commission, or any other securities regulating body or agency, nor has any such authority, commission, or body passed on the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. The Notes will be subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and applicable state securities laws pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of an investment in the Notes for an indefinite period of time. The Notes will not be listed on any securities exchange or automated quotation system, and there is no obligation on the part of any person to make a market for the notes. To the extent any information is inconsistent, this presentation is superseded by and should be read in conjunction with the offering memorandum for the notes discussed herein. Offers to sell and solicitations of offers to buy the Notes, as applicable, are made only by, and the information herein must be read in conjunction with, the preliminary offering memorandum to be provided, as such offering memorandum may be further supplemented, amended or replaced by a final offering memorandum (as so supplemented, amended or replaced, the “Offering Memorandum”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Memorandum. This presentation includes certain non-GAAP financial measures of the Company, including Adjusted EBITDA about the Company and Free Cash Flow, and certain non-IFRS financial measures of Stelco Holdings Inc. (“Stelco”), including Adjusted EBITDA. The Company uses Adjusted EBITDA and believes that investors, lenders and other external users of its financial statements use Adjusted EBITDA to assess and compare the Company's operating performance to other companies in the steel industry. In addition, the Company’s management believes Adjusted EBITDA is a useful measure to assess the earnings power of the business without the impact of capital structure and can be used to assess our ability to service debt and fund future capital expenditures in the business. The Company uses Free Cash Flow and believes it is an important measure to assess the cash generation available to service debt, strategic initiatives or other financing activities. Non-GAAP and non-IFRS financial measures such as Adjusted EBITDA and non-GAAP financial measures such as Free Cash Flow should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP or IFRS. For a reconciliation of non-GAAP financial measures of the Company and non-IFRS measures of Stelco to financial measures prepared in accordance with GAAP or IFRS, as applicable, please refer to the Appendix of this presentation. The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation. In addition, the information contained in this presentation is as of the date hereof, and the Company has no obligation to update such information, including in the event that such information becomes inaccurate. This presentation contains estimates and information concerning our industry, including market position and the size and growth rates of the markets in which we participate, that are based on industry publications and reports or other publicly available information. Industry surveys and publications generally state that the information contained therein has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy and completeness of the included information. We have not independently verified this third-party information. LEGAL DISCLAIMER These materials are not to be printed, downloaded or distributed. These materials are only available to QIBs and non-US persons

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.3 This presentation contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. All statements other than historical facts, including, without limitation, statements regarding our current expectations, estimates and projections about our industry or our businesses, are forward-looking statements. We caution investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: continued volatility of steel, iron ore and scrap metal market prices, which directly and indirectly impact the prices of the products that we sell to our customers; uncertainties associated with the highly competitive and cyclical steel industry and our reliance on the demand for steel from the automotive industry; potential weaknesses and uncertainties in global economic conditions, excess global steelmaking capacity, oversupply of iron ore, prevalence of steel imports and reduced market demand; severe financial hardship, bankruptcy, temporary or permanent shutdowns or operational challenges of one or more of our major customers, key suppliers or contractors, which, among other adverse effects, could disrupt our operations or lead to reduced demand for our products, increased difficulty collecting receivables, and customers and/or suppliers asserting force majeure or other reasons for not performing their contractual obligations to us; risks related to U.S. government actions with respect to Section 232 of the Trade Expansion Act of 1962 (as amended by the Trade Act of 1974), the United States-Mexico-Canada Agreement and/or other trade agreements, tariffs, treaties or policies, as well as the uncertainty of obtaining and maintaining effective antidumping and countervailing duty orders to counteract the harmful effects of unfairly traded imports; impacts of existing and increasing governmental regulation, including potential environmental regulations relating to climate change and carbon emissions, and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorizations of, or from, any governmental or regulatory authority and costs related to implementing improvements to ensure compliance with regulatory changes, including potential financial assurance requirements, and reclamation and remediation obligations; potential impacts to the environment or exposure to hazardous substances resulting from our operations; our ability to maintain adequate liquidity, our level of indebtedness and the availability of capital could limit our financial flexibility and cash flow necessary to fund working capital, planned capital expenditures, acquisitions, and other general corporate purposes or ongoing needs of our business, or to repurchase our common shares; our ability to reduce our indebtedness or return capital to shareholders within the currently expected timeframes or at all; adverse changes in credit ratings, interest rates, foreign currency rates and tax laws; the outcome of, and costs incurred in connection with, lawsuits, claims, arbitrations or governmental proceedings relating to commercial and business disputes, antitrust claims, environmental matters, government investigations, occupational or personal injury claims, property-related matters, labor and employment matters, or suits involving legacy operations and other matters; supply chain disruptions or changes in the cost, quality or availability of energy sources, including electricity, natural gas and diesel fuel, critical raw materials and supplies, including iron ore, industrial gases, graphite electrodes, scrap metal, chrome, zinc, other alloys, coke and metallurgical coal, and critical manufacturing equipment and spare parts; problems or disruptions associated with transporting products to our customers, moving manufacturing inputs or products internally among our facilities, or suppliers transporting raw materials to us; the risk that the cost or time to implement a strategic or sustaining capital project may prove to be greater than originally anticipated; our ability to consummate any public or private acquisition transactions and to realize any or all of the anticipated benefits or estimated future synergies, as well as to successfully integrate any acquired businesses into our existing businesses; uncertainties associated with natural or human-caused disasters, adverse weather conditions, unanticipated geological conditions, critical equipment failures, infectious disease outbreaks, tailings dam failures and other unexpected events; cybersecurity incidents relating to, disruptions in, or failures of, information technology systems that are managed by us or third parties that host or have access to our data or systems, including the loss, theft or corruption of sensitive or essential business or personal information and the inability to access or control systems; liabilities and costs arising in connection with any business decisions to temporarily or indefinitely idle or permanently close an operating facility or mine, which could adversely impact the carrying value of associated assets and give rise to impairment charges or closure and reclamation obligations, as well as uncertainties associated with restarting any previously idled operating facility or mine; our level of self-insurance and our ability to obtain sufficient third-party insurance to adequately cover potential adverse events and business risks; uncertainties associated with our ability to meet customers' and suppliers' decarbonization goals and reduce our greenhouse gas emissions in alignment with our own announced targets; challenges to maintaining our social license to operate with our stakeholders, including the impacts of our operations on local communities, reputational impacts of operating in a carbon-intensive industry that produces greenhouse gas emissions, and our ability to foster a consistent operational and safety track record; our actual economic mineral reserves or reductions in current mineral reserve estimates, and any title defect or loss of any lease, license, easement or other possessory interest for any mining property; our ability to maintain satisfactory labor relations with unions and employees; unanticipated or higher costs associated with pension and other post- employment benefit obligations resulting from changes in the value of plan assets or contribution increases required for unfunded obligations; uncertain availability or cost of skilled workers to fill critical operational positions and potential labor shortages caused by experienced employee attrition or otherwise, as well as our ability to attract, hire, develop and retain key personnel; the amount and timing of any repurchases of our common shares; potential significant deficiencies or material weaknesses in our internal control over financial reporting; the risk that the proposed transaction with Stelco may not be consummated; the risk that a transaction with Stelco may be less accretive than expected, or may be dilutive, to Cliffs’ earnings per share, which may negatively affect the market price of Cliffs’ common shares; the risk that adverse reactions or changes to business or regulatory relationships may result from the announcement or completion of the proposed transaction; the possibility of the occurrence of any event, change or other circumstance that could give rise to the right of one or both of Cliffs or Stelco to terminate the transaction agreement between the two companies, including, but not limited to, the companies’ inability to obtain necessary regulatory approvals; the risk of shareholder litigation relating to the proposed transaction that could be instituted against Stelco, Cliffs or their respective directors and officers; the possibility that Cliffs and Stelco will incur significant transaction and other costs in connection with the proposed transaction, which may be in excess of those anticipated by Cliffs; the risk that the financing transactions to be undertaken in connection with the proposed transaction may have a negative impact on the combined company’s credit profile, financial condition or financial flexibility; the possibility that the anticipated benefits of the proposed acquisition of Stelco are not realized to the same extent as projected and that the integration of the acquired business into our existing business, including uncertainties associated with maintaining relationships with customers, vendors and employees, is not as successful as expected; the risk that future synergies from the acquisition of Stelco may not be realized or may take longer than expected to achieve; the possibility that the business and management strategies currently in place or implemented in the future for the maintenance, expansion and growth of the combined company’s operations may not be as successful as anticipated; the risk associated with the retention and hiring of key personnel, including those of Stelco; the risk that any announcements relating to, or the completion of, the proposed transaction could have adverse effects on the market price of Cliffs' common shares; and the risk of any unforeseen liabilities and future capital expenditures related to the proposed transaction. For additional factors affecting the business of Cliffs, refer to Part I – Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2023, and in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024 and June 30, 2024, and our other filings with the U.S. Securities and Exchange Commission. For additional factors affecting the business of Stelco, refer to Stelco's management's discussion and analysis of financial condition and results of operations of Stelco for the three and six months ended June 30, 2024 and 2023 and for the years ended December 31, 2023 and 2022 and in the annual information form of Stelco dated February 21, 2024 for the year ended December 31, 2023. FORWARD-LOOKING STATEMENTS

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.4 Leading North America-based steel producer with focus on value-added sheet products, particularly for the automotive industry Recently announced acquisition of Stelco adds lowest cost flat-rolled steel producer to footprint and diversifies end markets/customer base Powerful partnership with unionized workforce and history of completing transactions with USW-represented employees Fully integrated from mining of iron ore, production of pellets and direct reduced iron, and processing of ferrous scrap through primary steelmaking and downstream finishing, stamping, tooling, and tubing Strong balance sheet with increased focus on deleveraging and proven ability to rapidly de-lever post acquisitions Three value-added growth projects with government support in pipeline expected to contribute over $600 million in annualized EBITDA Company Overview

STELCO ACQUISITION

ACQUISITION OF STELCO

Lake Erie Works



Newest integrated facility in North America

- One of the lowest cost steelmaking facilities in North America
- Commissioned in 1980 with recent major upgrades, including a full blast furnace reline in 2020
- Steelmaking capacity of up to 3.1m ntpa; up to 3.7m ntpa hot rolling capacity

HRC Cost Structure

All-in US$ cost per net ton of HRC



$480
$645
Current
STELCO
US Mini-Mill/ (1)
Integrated
Average

Hamilton Works



Cokemaking and steel finishing

- Galvanizing, galvannealing, cold-rolling, batch annealing, a temper mill and coke battery
- Capacity of approximately 1.0m tpa cold rolling and 600k of coating

Joint Ventures

- Baycoat: Applies a variety of exterior and interior paint finishes to flat-rolled galvanized and cold-rolled steel coils
- D.C. Chrome: Textures rolls and chromium plates for Hamilton Works and other customers

Stelco has Invested ~$1 Billion Since 2017 to Modernize Assets

Blast Furnace Re-line and Upgrade → Coke Battery Rebuild → Cogeneration Plant → Hamilton Batch Anneal/Temper Mill → BOF Hood/Vessels

Source: Company Disclosures | Note: (1) Citi Research Estimates

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© 2024 Cleveland-Cliffs Inc. All Rights Reserved.
CLIFFS

PRO FORMA OPERATIONAL FOOTPRINT


United Taconite
Hibbing
Northshore
Minorca
Tilden
MN
MI
WI
Ontario
STELCO
Hamilton Works
Lake Erie Works
NY
MI
Windsor & Ontario
FPT Michigan
Dearborn
Dearborn
FPT Ontario
Cleveland-Cliffs Headquarters (Cleveland)
PA
Burns Harbor Plate & Gary Plate
Cleveland
Warren
Toledo HBI Plant
New Carlisle
FPT Ohio
Butler
Steelton
Conshohocken
Coatesville
Indiana Harbor
Riverdale
Walbridge
Mansfield
Burns Harbor
Coshocton
Monessen
Columbus
Zanesville
IL
IN
Middletown
OH
WV
Columbus
Rockport
KY
Princeton
Bowling Green
BF/BOF Steel Operations
Iron Ore Mines And Pellet Plants
Coal/Coke Production Facilities
EAF Assets
Direct Reduced Iron
Finishing Facilities
Downstream Assets
Scrap Processing Facilities
Stelco Facilities

Sites not shown: Alabama (Sylacauga Downstream Assets), Florida (FPT Scrap Processing Facilities), North Carolina (Piedmont Downstream Assets) Tennessee (FPT Scrap Processing Facilities, Cleveland Downstream Assets)

Source: Company Filings

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© 2024 Cleveland-Cliffs Inc. All Rights Reserved.

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.8 PREMIER AND DYNAMIC NORTH AMERICAN STEEL PRODUCER 2023 US & Canada Shipments – Top Steel Producers (million net tons) 23.3 Pro Forma 19.0 16.4 12.8 11.6 6.5 Source: Company Filings | Note: (1) Based on AM NA total shipments of 11.6 million net tons, assumes ArcelorMittal Mexico runs at 85% utilization (2) Based on company assumptions 3.0 2.9 2.6 2.2 1.7 5.0 Includes flat and long products (1) (2)

FURTHER ENHANCES SCALE AND MARGIN

Highly strategic transaction enhances Cliffs' scale and margin profile

LTM Sales and Steel Shipments



16.1 NT
2.5 NT
18.6 NT
Shipments and Sales In Millions
$21,008
$2,105(2)
$23,113
CLIFFS
STELCO
Pro Forma

Increases scale, and diversifies revenue streams across geographies and new customers

LTM Adj. EBITDA* and Margin



7.8%
17.3%(1)
9.1%
Synergies
$ In Millions
$1,630
$120
$364(2)
$2,114
CLIFFS
STELCO
Pro Forma

Immediately enhances margin profile, even pre-synergies

Source: Company Filings | Note: LTM as of 6/30/2024 | (1) Excludes synergies | (2) Figures converted to USD using average LTM CAD / USD of 0.738x | Note: Adjusted EBITDA is a non-GAAP and non-IFRS financial measure. For a reconciliation to the nearest GAAP financial measure for the Company and IFRS financial measure for Stelco, as applicable, see the Appendix to this presentation

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© 2024 Cleveland-Cliffs Inc. All Rights Reserved.
CLIFFS

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.10 STELCO’S INDUSTRY LEADING COST ADVANTAGES Iron Ore Supply Agreement Five key drivers of Stelco’s cost advantage: • Favorable-cost pellet agreement • Agreement does not expire until 2028 Currency Advantage Healthcare Costs Optimal Operating Layout Low Energy Rates • Favorable CAD/USD exchange rate • Majority of COGS in CAD • Benefits from Canada’s publicly funded healthcare system • Significantly advantaged healthcare costs relative to U.S. companies • Lake Erie Works is one of the newest integrated facilities on the continent with efficient flow sheet • Two modern internal coke batteries with low-cost and high-quality production • Favorable Ontario power costs • Internal power generation

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.11 IMPROVES DIVERSIFICATION ACROSS END MARKETS 2023 Product Mix by Shipments 2023 End Market Mix by Revenue 54% Distributors & Converters 31% Infrastructure & Manufacturing 13% Other 2% Direct Automotive 35% Direct Automotive 26% Infrastructure & Manufacturing 25% Distributors & Converters 14% Steel Producers Pro Forma 5% Plate 11% Slab, Rail, Other 36% Hot-Rolled 15% Cold-Rolled 29% Coated 4% Stainless Steel & Electrical 72% Hot-Rolled 14% Coated 8% Cold- Rolled 6% Other 5% Plate 10% Slab, Rail, Other 41% Hot-Rolled 13% Cold- Rolled 27% Coated 4% Stainless Steel & Electrical Enhance customer diversification across construction and industrial end markets 32% Direct Automotive 27% Infrastructure & Manufacturing 27% Distributors & Converters 14% Steel Producers & Other Pro Forma Source: Company Filings | Note: Assumes LTM CAD to USD exchange rate = 0.738x

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.12 Pre-Paint (JV) Stelco Share: 130k ntpa HIGHLY EFFICIENT OPERATIONAL FOOTPRINT Vertically integrated operations support efficiency and high margin profile L a k e E ri e H a m il to n Saleable Products Resulting from Stelco’s Process 1 2 3 4 5 6 7 8 9 Pre-Painted Sheet Cold-Rolled Fully Processed Coke Slabs Hot-Rolled (Pickle) Pig Iron Hot-Rolled Cold-Rolled Full Hard Coated (Galvannealed) Coke Battery Capacity: 650k ntpa Blast Furnace Capacity: 2.5m ntpa Basic oxygen Furnace and Twin Casters Capacity: 3.1m ntpa Pig Iron Capacity: 1.0m ntpa Hot Strip Mill Capacity: 3.7m ntpa Cold Mill Capacity: 1.3m ntpa #3 Galvanized Capacity: 200k ntpa Z-Line Capacity: 470k ntpa Batch Annealing Capacity: 200k ntpa Coal Iron Ore & Limestone Slabs Coke Battery Capacity: 675k ntpa Scrap Zinc 1 3 4 6 78 9 9 2 5 1 Coke Coke Molten Iron Molten Iron Slabs Hot- Rolled Coil Hot- Rolled Pickled Cold-Rolled Full Hard Pickle Lines Capacity: 0.9m ntpa Source: Company Filings | Note: Capacity figures reflect the maximum design capacity of each production asset and do not represent actual production volumes Coated (Galvanized) 10 10

INCREASES VOLUME OF SPOT SALES IN THE MIX

2023 Flat-Rolled Spot/Non-Contractual Sales Volume



~27%
of Total PF Sales Volume
5.1MT
Net Tons (In Millions)
2.6M(1)
2.5M(2)
2.5M(2)
2.6M(1)
CLIFFS
STELCO
Pro Forma

Highlights

- Doubles Cliffs' exposure to the North American spot market
- Gives Cliffs further insight into spot market dynamics
- Further diversifies customer base from contract buyers to spot customers

Note: CLF volume represents Spot/Non-Contract sales | [1] Management estimates that Cliffs spot volumes are approximately 15% of total shipment volume of 16.4 million NT
[2] Approximately 95% of total Stelco sales volume are spot sale

13 © 2024 Cleveland-Cliffs Inc. All Rights Reserved.

CLIFFS

SUBSTANTIAL COST SYNERGY OPPORTUNITIES

~$120 million in annual savings with no impact to union jobs

Primary Opportunities

- ✓ Increased throughput at low-cost Lake Erie Works with HBI use in BF & BOF
- ✓ Optimization of overlapping capabilities and material flows
- ✓ Use of excess low-cost coke within U.S. footprint
- ✓ Procurement savings – raw materials, freight, supplies, insurance, etc

Additional Opportunities

- ✓ Expansion from single-mill operation into larger footprint
- ✓ Streamlining of coinciding projects
- ✓ Public company and overhead savings

Synergy estimate of 5% of target revenue in line with precedent Steel M&A transactions

History of Outperforming Initial Synergy Estimates

	AK Steel	ArcelorMittal USA
Transaction Value	$3.0 billion	$3.3 billion
Cost Synergies Planned	$120 million	$150 million
Planned vs. Achieved	Overachieved	Overachieved

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© 2024 Cleveland-Cliffs Inc. All Rights Reserved.

Source: Company Filings

CLIFFS

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.15 STELCO TRANSACTION CLOSING TIMELINE Remains on track for a Q4’24 transaction close U.S. DOJ Antitrust Completed Investment Canada Act Expected Q4’24 Stelco Shareholder Vote Completed (99.97%) Stelco Transaction Close Expected Q4’24 Clear Path to Close • Supportive conversations with key political and union officials • ICA Undertakings support net benefit to Canada • No meaningful overlap in product types or markets served • Commitments to maintain employment levels in Canada Competition Canada Act Expected Q4’24

CLEVELAND-CLIFFS CORPORATE AND FINANCIAL OVERVIEW

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.17 TOP PRIORITIES Continue Cost Reduction Maximize commercial strengths Progress value-enhancing projects Reprioritize debt repayment Opportunistic M&A Significant year-over-year cost reductions and further reductions expected into 2025 $600 million+ annual EBITDA improvement from Middletown, Butler & Weirton Quickly deleverage balance sheet following Stelco acquisition close Close the Stelco acquisition in the fourth quarter of 2024 Five key management focus items Continue to emphasize automotive market while diversifying geographically NEAR TERM PRIORITIES

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.18 BALANCE SHEET STRENGTH POST-ACQUISITION Flexibility to execute strategic, operational and financial opportunities PF Leverage Liquidity $3.5 Billion 2.8x Note: All metrics based on pro-forma company post Stelco acquisition. Leverage ratio based on LTM 6/30/24 Adj. EBITDA. $685 $543 2024 2025 2026 2027 2028 Pro-Forma 5-Year Debt Maturity No near-term maturities with clear runway until 2027 ABL Facility In M ill io n s Secured Capacity Over $3 Billion

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.19 Cliffs’ Standalone Capex LOWER 2025 CAPEX TARGET 2025 Capex Target D o lla rs i n M ill io n s ▪ $600 million targeted total standalone capex ▪ Updated strategic capital timeline and refined spend estimates ▪ Reduced sustaining capex due to catch-up maintenance cycle ▪ Sustaining capex avoidance related to strategic projects ▪ Inclusive of capital spend for Middletown, Butler and Weirton strategic projects 2021 2022 2023 2024E 2025E $705 $943 $646 $675 $100 $500 Strategic Projects Sustaining $600 Significant Repair & Maintenance Cycle Completed Target 2025

FREE CASH FLOW HISTORY

Cliffs' Annual Free Cash Flow



$2,080
$1,480
$1,621
$1,414
Dollars in Millions
2021
2022
2023
TTM

- More than $1.4 billion of FCF each year since transformation
- Proven ability to generate free cash flow through the cycle
- Track record of quickly deleveraging following acquisitions

Note: Free Cash Flow is a non-GAAP financial measure. For a reconciliation to the nearest GAAP financial measure see the Appendix to this presentation

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© 2024 Cleveland-Cliffs Inc. All Rights Reserved.
CLIFFS

PREPAYABLE DEBT SCHEDULE

Over $1.2 billion prepayable at par by Q2'25 via ABL facility and bond call schedule

Amount in Millions

Timeline: 2024 (Q4) | 2025 (Q1 Q2 Q3 Q4) | 2026 (Q1 Q2 Q3 Q4) | 2027 (Q1 Q2 Q3 Q4) | 2028 (Q1 Q2 Q3 Q4) | 2029 (Q1 Q2 Q3 Q4) | 2030+ (--)

Debt	Outstanding	Maturity	Stage 1	Stage 2	Stage 3	Stage 4	Matures
ABL	$543	6/2028	Current: Fully Prepayable at All Times				Matures 6/9/2028
7.000%	$56	3/2027	Current: Call at 101.167%	March 2025: Call at Par			Matures 3/15/2027
7.000%	$73	3/2027	Current: Call at 101.167%	March 2025: Call at Par			Matures 3/15/2027
5.875%	$556	6/2027	Current: Call at 100.979%	June 2025: Call at Par			Matures 6/1/2027
4.625%	$368	3/2029	Current: Call at 102.313%	March 2025: Call at 101.156%	March 2026: Call at Par		Matures 3/1/2029
New $800 Notes due 11/2029			Current: Non-callable for 2 years	November 2026: Call at Par Plus 50% of Coupon	November 2027: Call at Par Plus 25% of Coupon	November 2028: Call at Par	Matures 11/1/2029
6.750%	$750	4/2030	Current: Non-callable	April 2026: Call at 103.375%	April 2027: Call at 101.688%	April 2028: Call at Par	Matures 4/15/2030
4.875%	$325	3/2031	Current: Non-callable	March 2026: Call at 102.438%	March 2027: Call at 101.625%	March 2028: Call at 100.813%	March 2029: Call at Par — Matures 3/1/2031
7.000%	$1,425	3/2032	Current: Non-callable	March 2027: Call at 103.500%	March 2028: Call at 101.750%	March 2029: Call at Par	Matures 3/15/2032
New $800 Notes due 5/2033			Current: Non-callable for 3.5 years	May 2028: Call at Par Plus 50% of Coupon	May 2029: Call at Par Plus 25% of Coupon	May 2030: Call at Par	Matures 5/1/2033

Note: 6.250% Senior Notes due 2040 are prepayable at a make-whole premium at all times

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© 2024 Cleveland-Cliffs Inc. All Rights Reserved.

CLIFFS

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.22 WORKING CAPITAL MANAGEMENT Inventory Balance Evolution ($ in millions) $5,562 $5,784 $5,542 $5,130 $4,923 $4,727 $4,592 $4,460 $4,449 $4,199 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 ✓ Continued focus on inventory reduction has made cash flow generation more resilient ✓ Further opportunity to reduce inventory and extract more cash

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.23 $4,207 $4,007 $3,931 $3,847 $2,872 $2,784 $2,702 $2,495 $813 $778 $747 $717 $586 $540 $496 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 PENSION AND OPEB LIABILITY REDUCTION $3.7 billion reduction in pension/OPEB net liabilities since AM USA acquisition N e t L ia b ili ti e s i n $ M ill io n s 88% reduction since 2021 Historical Net Pension and OPEB Liabilities Negotiated lower healthcare premiums through economies of scale

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.24 MIDDLETOWN WORKS - DRI PLANT AND ELECTRIC MELTING FURNACES Lower Carbon Emissions No Impact to Product Quality Net Capital Cost1 Award From D.O.E. Annual Cost Savings $1.3 (billion) $500 (million) $450 (million) Expected Completion2029 Replacement of Blast Furnace with State-of-the-Art DRI-EMF structure 1Net of government funding and capital avoidance on the existing blast furnace and coke plants Phase 1: Contract negotiations, engineering, permit preparation, initial site prep (1 year) Phase 2: Detailed design, approval of permits, site work (1 year) Phase 3: Construction and equipment installation. Fabrication and delivery of the DRI/EMFs (27 months) Phase 4: Commissioning, start-up, and ramp-up activities

BUTLER WORKS - INDUCTION REHEAT FURNACES




High permability GOES
203-765 kV
12 kV
Regular GOES
2,000-4,000 kV
120-480 kV
Step-up Transformer
High-voltage transformer (substation)
Step-down transformer (substation)
Step-down transformer
EV Charging station

Would replace two existing natural gas fired slab reheat furnaces with four electrified Induction Slab Reheat Furnaces

~$100 (million) Net Capital Cost[1]

$75 (million) Award From D.O.E.

$80 (million) Annual Cost Savings



Lower Carbon Emissions



Increased Yield

2029 Expected Completion

[1]Net of government funding

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© 2024 Cleveland-Cliffs Inc. All Rights Reserved.

CLIFFS

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.26 DOWNSTREAM TRANSFORMER PRODUCTION Weirton, WV selected for manufacturing site of distribution transformer production plant $100 million net investment with $50 million in expected support from West Virginia Economic Development Authority Re-employment opportunities for 600 remaining laid off employees Will produce three-phase distribution transformers to support highly undersupplied market Provides increased demand for American-made GOES produced at Cliffs’ Butler Works steel mill Investment Plans for New Electrical Distribution Transformer Production Plant

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.27 BEST IN CLASS INTEGRATED EMISSIONS PROFILE 2.15(1) 1.98 1.57 1.54 Global Average Stelco to further leverage Cliffs’ industry leading technology to continue to reduce emissions Note: (1) CRU as of 2/22/24 2023 Average Intensity of Integrated Mills (Scope 1 & 2) Metric tons CO2e / metric ton crude steel

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.28 10 15 20 25 30 35 40 45 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 Steel Research Associates, LLC Scrap Model & Cliffs Analysis PRIME SCRAP SUPPLY HAS BEEN SHRINKING FOR 50+ YEARS Prime Scrap Supply (including home scrap) P ri m e S c ra p S u p p ly I n M ill io n G ro s s T o n s Factors shrinking prime supply Overall improvements in yield Manufacturing offshoring

APPENDIX

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.30 Source: Company Filings | Note: LTM as of 6/30/2024 | (1) Figures converted to USD using average LTM CAD / USD of 0.738x Pro Forma LTM 6/30/24 ADJUSTED EBITDA RECONCILIATION Net Income (loss) C$173 Depreciation (128) Finance Costs (120) Income Tax Expense (recovery): Current (24) Deferred (29) Finance Income and Other 43 EBITDA C$431 Loss on Derivative Asset (44) Other Costs (9) Transaction-based and Other Corporate Costs (9) Adj. EBITDA C$493 Adj. EBITDA ($USD)(1) $364 Net Income (loss) $92 Income Tax Expense (36) Interest Expense, net (266) Depreciation, Depletion & Amortization (942) EBITDA $1,336 EBITDA from NCI 79 Goodwill Impairment (125) Non-Cash Gain on Sale of Business 28 Loss on Debt Extinguishment (27) Other, Net (32) Weirton Indefinite Idle (217) Adj. EBITDA $1,630 Cliffs and Stelco LTM Adjusted EBITDA Reconciliation ($ in millions) (C$ in millions) $1,630 Pro Forma LTM Adjusted EBITDA Reconciliation $364(1) $2,114 Cost Synergies ($ in millions) $120

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.31 CLEVELAND-CLIFFS’ HISTORICAL NON-GAAP ADJUSTED EBITDA RECONCILIATIONS Source: Company Filings ($ in Millions) Historical Year Ended December 31, Six Months Ended June 30, LTM 2021 2022 2023 2023 2024 6/30/2024 Net Income $3,033 $1,376 $450 $314 ($44) $92 Less: Interest Expense, net (337) (276) (289) (156) (133) (266) Income Tax Expense (benefit) (773) (423) (148) (89) 23 (36) Depreciation, Depletion & Amortization (897) (1,034) (973) (489) (458) (942) Total EBITDA $5,040 $3,109 $1,860 $1,048 $524 $1,336 Less: EBITDA of Noncontrolling Interests 75 74 83 40 36 79 Acquisition-Related Expenses and Adjustments (197) (1) (12) - - (12) Goodwill Impairment - - (125) - - (125) Non-cash Gain on Sale of Business - - 28 - - 28 Wierton Indefinite Idle - - - - (217) (217) Loss on Extinguishment of Debt (88) (75) - - (27) (27) Asset Impairment - (29) - - - - Other, Net (27) (29) (25) (10) (5) (20) Total Adj. EBITDA $5,277 $3,169 $1,911 $1,018 $737 $1,630

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.32 CLEVELAND-CLIFFS’ HISTORICAL NON-GAAP FREE CASH FLOW RECONCILIATIONS Source: Company Filings ($ in Millions) Historical Year Ended December 31, LTM 2021 2022 2023 6/30/2024 Net cash provided by operating activities $2,785 $2,423 $2,267 $2,080 Less: Purchase of property, plant and equipment (705) (943) (646) (666) Free Cash Flow $2,080 $1,480 $1,621 $1,414

© 2024 Cleveland-Cliffs Inc. All Rights Reserved.